Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-8 No. 333-51741) pertaining to the Harley-Davidson, Inc. 1998 Director Stock Plan
(2) Registration Statement (Form S-8 No. 333-123405) pertaining to the Harley-Davidson, Inc. 2004 Incentive Stock Plan
(3) Registration Statement (Form S-8 No. 333-166549) pertaining to the Harley-Davidson, Inc. 2009 Incentive Stock Plan
(4) Registration Statement (Form S-8 No. 333-181761) of Harley-Davidson, Inc. pertaining to the Harley-Davidson Retirement Savings Plan for Salaried Employees, the Harley-Davidson Retirement Savings Plan for Milwaukee and Tomahawk Hourly Bargaining Unit Employees, the Harley-Davidson Retirement Savings Plan for Kansas City Hourly Bargaining Unit Employees, and the Harley-Davidson Retirement Savings Plan for York Hourly Bargaining Unit Employees
(5) Registration Statement (Form S-8 No. 333-199972) pertaining to the Harley-Davidson, Inc. 2014 Incentive Stock Plan
(6) Registration Statement (Form S-8 No. 333-231340) of Harley-Davidson, Inc. pertaining to the Harley-Davidson Retirement Savings Plan for Salaried Employees, the Harley-Davidson Retirement Savings Plan for Milwaukee and Tomahawk Hourly Bargaining Unit Employees, the Harley-Davidson Retirement Savings Plan for Kansas City Hourly Bargaining Unit Employees, and the Harley-Davidson Retirement Savings Plan for York Hourly Bargaining Unit Employees.
(7) Registration Statement (Form S-3 No. 333-238110) of Harley-Davidson, Inc. and the related Prospectus
(8) Registration Statement (Form S-8 No. 333-263074) pertaining to the Harley-Davidson, Inc. 2020 Incentive Stock Plan.
(9) Registration Statement (Form S-8 No. 333-275453) pertaining to the Harley-Davidson, Inc. 2020 Incentive Stock Plan Amendment.
(10) Registration Statement (Form S-8 No. 333-275454) pertaining to the Harley-Davidson, Inc. Aspirational Incentive Plan.
(11) Registration Statement (Form S-3 No. 333-275462) of Harley-Davidson, Inc. and the related Prospectus
(12) Registration Statement (Form S-3ASR No. 333-275544) of Harley-Davidson, Inc. and the related Prospectus.

of our reports dated February 23, 2024 with respect to the consolidated financial statements and schedule of Harley-Davidson, Inc. and the effectiveness of internal control over financial reporting of Harley-Davidson, Inc., included in this Annual Report (Form 10-K) of Harley-Davidson, Inc. for the year ended December 31, 2023.

/s/ Ernst & Young LLP
Milwaukee, Wisconsin
February 23, 2024